THIRD AMENDMENT AND WAIVER TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         Third Amendment and Waiver (this "Amendment") entered into as of November 14, 2003 between INTEGRAMED AMERICA, INC. (the "Borrower") and FLEET NATIONAL BANK (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to an Amended and Restated Loan Agreement dated as of September 28, 2001, as amended by a First Amendment thereto dated as of September 16, 2002 and a Second Amendment dated as of July 31, 2003 (as so amended, the "Agreement"); and

         WHEREAS, the Borrower has requested that the Bank amend and waive, and the Bank has agreed to amend and waive, certain provisions of the Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

2. The Agreement is hereby amended as follows:

     (a) The following definitions set forth in Section 1.1 of the Agreement are amended to read in their entirety as follows:

                  "Acquisition" shall mean the acquisition by purchase or otherwise of (i) the business or assets of or Capital Stock of another Person and/or (ii) of the right to manage and/or service certain aspects of the business of a Practice Group, whether pursuant to a Management Agreement or otherwise.

                  "Permitted Acquisition" shall mean any Acquisition that satisfies each of the following conditions: (i) the entire business or assets acquired or business of the entity whose Capital Stock is acquired shall be substantially similar to the Borrower's line of business as conducted on the date of this Agreement; (ii) (a) the Acquisition Cost with respect to any one Acquisition shall not exceed $1,000,000 and (b) the Acquisition Cost with respect to all Acquisitions in any one calendar year shall not exceed $3,000,000;
         (iii) neither the Borrower nor such acquiree has incurred any additional Indebtedness to finance, or otherwise in connection with, such Acquisition, whether in the form of seller notes, third party Indebtedness or otherwise to the extent same would cause the Acquisition Cost to exceed the limitations set forth in "(ii)" of this definition; (iv) if the Acquisition is of the Capital Stock of another Person, said Acquisition shall either be of all of such Capital Stock or shall be structured by merger, consolidation or otherwise; (v) at the time of such Acquisition no Default or Event of Default exists and no Default or Event of Default would occur after giving effect to such Acquisition; (vi) the Borrower shall have delivered to the Bank, not less than 10 days prior to the consummation of such Acquisition, (A) a


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         certificate of a financial officer of the Borrower, in all respects reasonably satisfactory to the Bank and dated the date of such consummation, attaching a pro-forma compliance certificate (in a format satisfactory to the Bank) evidencing compliance with Section 6 of this Agreement (subsections 6(a), 6(b), 6(c), 6(d) and 6(e) of this Agreement; as the same may be amended from time to time) after giving effect to such Acquisition and based on the most recent financial statements delivered to the Bank pursuant to this Agreement; provided, that, as to such financial covenants (and any other financial covenants now or hereafter applying to the facilities described in this Agreement), all of such covenants shall be deemed amended to require compliance as to the Borrower with the entity acquired in the Acquisition, (B) copies of the purchase or merger agreement or any other material documents executed in connection with the Acquisition,
         (C) if the Acquisition is an Acquisition of the Capital Stock of a Person, (w) copies of the resolutions of the of the Board of Directors (or similar governing body) of such new Subsidiary authorizing the execution, delivery and performance of its respective Guarantee, security agreement and other Loan Documents to which it is a party, certified respectively by an authorized officer of such new Subsidiary,
         (x) a certificate of an authorized officer of such new Subsidiary certifying the names and true signatures of the officers of new Subsidiary to sign any and all documents to be delivered by new Subsidiary or as required or contemplated hereunder, (y) the organizational documents of such new Subsidiary, all of which shall be in form and substance satisfactory to the Bank and certified as true and correct by an authorized officer of such new Subsidiary and (z) a good standing certificate as of the dates not more than twenty (20) days prior to the date of delivery thereof to the Bank from the Secretary of State of the respective state of organization of such new Subsidiary and each state in which it is qualified to do business, (D) if the Acquisition is of the right to manage and/or service certain aspects of the business of a Practice Group, each such applicable Practice Group shall have executed and delivered to the Bank a security agreement, in form and substance substantially similar to those delivered by the Practice Groups in connection with the Second Amendment and the Bank shall have received an opinion of counsel to the Borrower, in form and substance substantially similar to that delivered in connection with the Second Amendment, with respect to each such Practice Group's security agreement and (E) satisfactory Uniform Commercial Code and other searches with respect to the acquiree and/or applicable Practice Group; (vii) the Acquisition shall have the approval of the target company's board of directors (or similar governing body); (viii) the Bank shall have filed all applicable Uniform Commercial Code financing statements and shall have received such other information or documents as it shall have reasonably requested in connection with such Acquisition; (ix) the Acquisition shall have been consummated in accordance with the definitive acquisition agreement, without any waiver or amendment of any material term or condition therein not consented to by the Bank and in compliance with all applicable laws and all necessary approvals, except where the failure to so comply could not reasonably be expected to have a material adverse effect on the acquiree or on the Borrower; (x) the Borrower shall have complied with any applicable state takeover law and any applicable supermajority charter provisions and (xi) all governmental and third-party consents and approvals necessary in connection with each aspect of the Acquisition shall have been obtained (without the imposition of any unreasonable conditions) and shall remain in effect, except where the failure to obtain same could not reasonably be expected to have a material adverse effect on the acquiree or on the Borrower; all applicable waiting periods shall have expired or been terminated or waived without any material adverse action being taken by any authority having jurisdiction; and no law or regulation shall be applicable that restrains, prevents or imposes material adverse conditions upon any aspect of the Acquisition.

     (b) Section 7.2 of the Agreement is amended by replacing the phrase "or acquire by purchase or otherwise the business or assets of, or stock of, another business entity" with the phrase "or make any Acquisition or enter into any Management Agreement".

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     (c) Section  7.3(iv) of the Agreement is amended to read in its entirety as follows:

         (iv) purchases of accounts receivable pursuant to Management Agreements to which the Borrower or any Subsidiary is party; provided such Management Agreement exists as of the date hereof or is entered into in connection with a Permitted Acquisition,

     (d) Section 7.9 of the Agreement is amended to read in its entirety as follows:

                  7.9      [Intentionally Omitted.]

     (e) Section 9.2 of the Agreement is amended to read in its entirety as follows:

                  9.2 Additional Collateral Security. In addition to the collateral described in Section 9.1 hereof, payment of the Obligations is also secured by a first priority (subject to Liens permitted by this Agreement) security interest in (i) all assets and personal property and fixtures of the Borrower and each Guarantor, (ii) assignments of all financing statements in favor of the Borrower and/or the Guarantors in connection with its (their) purchase of accounts receivable, (iii) all accounts receivable of each Practice Group (to the extent same are subject to any purchase agreement between such Practice Group, as seller, and the Borrower, as purchaser), (iv) all the issued and outstanding Capital Stock of each Subsidiary that is or becomes a Guarantor, and (v) all proceeds and products of the forgoing, whether now owned or hereafter acquired, as provided in a Security Agreement executed or to be executed and delivered by the Borrower and each Guarantor to the Bank.

3. Pursuant to the Agreement, the Borrower is not permitted to enter into any Acquisition other than Permitted Acquisitions and the Borrower acquired certain assets of Reproductive Endocrine Associates of Charlotte, P.C. in a transaction that was not a Permitted Acquisition. The Bank hereby agrees to waive compliance with the Agreement, but solely with respect to the Borrower's Acquisition of certain assets of Reproductive Endocrine Associates of Charlotte, P.C. and its entering into a Management Agreement with Reproductive Endocrine Associates of Charlotte, P.C. and such transaction shall be deemed a Permitted Acquisition for purposes of the Agreement.

4. The Borrower hereby represents and warrants to the Bank that:

     (a) Each and every of the representations and warranties set forth in the Agreement and/or the documents executed pursuant thereto or in connection therewith is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     (b) No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist, except those that are being waived pursuant to this Amendment.

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5. All obligations in connection with the Agreement are and shall continue to be
(i) secured by the collateral referenced in the Agreement and more fully described in one or more security agreements in favor of the Bank and (ii) guaranteed by the Guarantors referenced in the Agreement pursuant to Guarantees in favor of the Bank.

6. By their execution of this Amendment in the space provided below, each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees, in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

7. The waiver provided in this Amendment is effective only in this one instance and only with respect to the Borrower's Acquisition of certain assets of Reproductive Endocrine Associates of Charlotte, P.C. and its entering into a Management Agreement with Reproductive Endocrine Associates of Charlotte, P.C.. Furthermore, the amendments and waiver set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Amendment.

8. This Amendment shall be effective as of the date first above written; provided that this Amendment shall not be effective unless and until the Bank shall have received counterparts of this Amendment duly signed by the Borrower and the guarantors indicated below.

9. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                    INTEGRAMED AMERICA, INC.



                                    By:/s/John W. Hlywak, Jr.
                                        -----------------------------
                                    Name: John W. Hlywak, Jr.
                                    Title: Senior Vice President and
                                           Chief Financial Officer

                                    FLEET NATIONAL BANK



                                    By: /s/Thomas G. Carley
                                        -----------------------------
                                    Name:  Thomas G. Carley
                                    Title:    Senior Vice President

         Each of the guarantors indicated below hereby consent to this Amendment and reaffirm their continuing liability under their respective guarantees in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantors).

                                    INTEGRAMED PHARMACEUTICAL SERVICES, INC.



                                    By:  /s/John W. Hlywak, Jr.
                                        -----------------------------
                                    Name:   John W. Hlywak, Jr.
                                    Title:  Vice President

                                    INTEGRAMED FINANCIAL SERVICES, INC.



                                    By:  /s/John W. Hlywak, Jr.
                                        -----------------------------
                                    Name:   John W. Hlywak, Jr.
                                    Title:  Vice President